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EXHIBIT 32.1

CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the accompanying Annual Report on Form 10-K of iVillage Inc. for the period ended December 31, 2004, as filed with the Securities and Exchange Commission, the undersigned, Douglas W. McCormick, Chief Executive Officer of iVillage Inc., and Steven A. Elkes, Chief Financial Officer of iVillage Inc., each hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  such Annual Report on Form 10-K for the period ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in such Annual Report on Form 10-K for the period ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of iVillage Inc.

March 16, 2005 Date	/s/ DOUGLAS W. MCCORMICK Douglas W. McCormick Chief Executive Officer

March 16, 2005 Date	/s/ STEVEN A. ELKES Steven A. Elkes Chief Financial Officer and Executive Vice President, Operations and Business Affairs

        A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to iVillage Inc. and will be retained by iVillage Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

        The information in this Exhibit 32.1 is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002